SCHEDULE 14A
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[  ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[   ]    Soliciting Material under Rule 14a-12

OGE ENERGY CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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[   ]    Fee paid previously with preliminary materials.
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 19, 2016

Meeting Information
OGE ENERGY CORP.	Meeting Type: Annual Meeting
For holders as of: March 21, 2016
	Date: May 19, 2016	Time: 10:00 AM CDT
Location: The Skirvin Hilton Hotel Venetian Room 1 Park Avenue Oklahoma City, Oklahoma 73102
COMPUTERSHARE P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

[shareholder name and address]

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow è   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: 2) BY TELEPHONE: 3) BY E-MAIL*:	www.proxyvote.com 1-800-579-1639 sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
	01 Frank A. Bozich	02 James H. Brandi	03 Luke R. Corbett	04 John D. Groendyke	05 David L. Hauser
	06 Kirk Humphreys	07 Robert O. Lorenz	08 Judy R. McReynolds	09 Sheila G. Talton	10 Sean Trauschke

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.
2.	Ratification of the appointment of Ernst & Young LLP as the Company's principal independent accountants for 2016.

3.	Advisory Vote to Approve Named Executive Officer Compensation.

4.	Amendment of the Company's Restated Certificate of Incorporation to eliminate supermajority voting provisions

The Board of Directors recommends you vote AGAINST proposal 5.
5.	Shareholder proposal regarding distributed generation.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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OGE Energy Corp. Common Stock		SHARES